LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 0

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this first quarter report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2010. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter of 2010, the Fund’s net asset value (“NAV”) performance was slightly ahead of the benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market strength. We are also pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2010)

For the first quarter of 2010, the Fund’s NAV increased 3.3%, slightly outperforming the Index gain of 3.2%. Over the one-year period ended March 31, 2010, the NAV gain of 51.6% was slightly behind the Index return of 52.4%. The Fund’s NAV performance has outperformed the Index for the three- and five-year periods and, since inception, has returned 5.9% (annualized) versus 4.1% (annualized) for the Index. Shares of LGI ended the first quarter of 2010 with a market price of $15.51, representing a 11.7% discount to the Fund’s NAV of $17.56.

The Fund’s net assets were $168.7 million as of March 31, 2010, with total leveraged assets of $219.3 million, representing a 23.1% leverage rate. This leverage rate was a moderate decrease from the 2009 year end level of 28.5%, and still below the Fund’s historical level since inception (of approximately 30%).

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception.

Within the global equity portfolio, an underweight exposure to the utilities sector and stock selection in the consumer discretionary sector helped performance during the first quarter. However, stock selection in the financials, healthcare, and consumer staples sectors detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund continued to perform strongly in the first quarter of 2010, as it did in 2009. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of March 31, 2010, 70.1% of the Fund’s total leveraged assets consisted of global equities and 25.1% consisted of emerging market currency and debt instruments, while the remaining 4.8% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.08995 is based on the Fund’s NAV of $17.27 on December 31, 2009 and is equal to, on an annualized basis, 7.0% of the Fund’s $15.51 market price as of the close of trading on the NYSE on March 31, 2010. It is currently estimated that $0.12683 of the $0.26985 distributed per share as of March 31st may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(70.1% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2010, 41.6% of these stocks were based in North America, 29.9% were based in Continental Europe (not including the United Kingdom), 18.6% were from the United Kingdom, 6.7% were from Japan, and 3.2% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2010, were financials (19.8%), which includes banks, insurance companies, and financial services companies, and information technology (18.9%), which includes computer software, technology hardware, semiconductors, and services companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.7% as of March 31, 2010.

Global Equity Markets Review
Global stock markets were volatile, but finished the first quarter of 2010 slightly higher amid the continuing global economic recovery. During the period, investors witnessed many developments, including intensifying sovereign default risk in Europe, tightening credit conditions in China, monetary policy tightening in Australia and India, proposals to overhaul the financials sector, and landmark health care legislation in the United States.

European markets declined amid continuing concerns over the possible repercussions of the debt crisis in Greece, despite the European Union’s proposed solution. Furthermore, concerns remained about possible contagion should the situation in Greece deteriorate. Overall, U.S. equities performed well amid the improving economic outlook, while most Asian markets were also higher on continued economic resilience. Australian markets benefited from the strong demand for raw materials, and Japan, which ramped up its quantitative easing measures, also rose during the period.

Industrials was the best-performing sector during the quarter, thanks to positive manufacturing data that pointed toward an industrial recovery. Consumer discretionary and financials were also among the betterperforming sectors, benefiting from the continued economic recovery. The traditionally defensive utilities and telecom services sectors, however, were among the worst performers, as investors favored more cyclical sectors during the quarter.

In currency markets, the U.S. dollar strengthened relative to European currencies due to the relative strength in the U.S. economy and the deteriorating situation in Greece. The U.S. dollar, however, weakened relative to the Australian dollar due to the increasing interest rate differential.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LGI
The Fund benefited from an underweight exposure in the utilities sector, which continued to suffer from an oversupply of capacity and declined as investors rotated into more cyclical industries. Stock selection in the consumer discretionary sector also helped returns; Home Depot performed well, as its restructuring initiatives paid off and economic conditions improved.

Conversely, stock selection in the financials sector hurt returns, as Societe Generale and Nomura underperformed due to concerns on regulation, taxes, and Greek sovereign debt. Within the health care sector, an overweight exposure to pharmaceutical stocks, in spite of attractive valuations, hurt relative performance, as markets rotated away from traditionally defensive sectors towards more cyclical areas.

Emerging Market Currency and Debt Portfolio
(25.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2010, this portfolio consisted of forward currency contracts (56.7%), sovereign debt obligations (41.9%) and foreign currency (1.4%). The average duration of the emerging market currency and debt portfolio decreased slightly from approximately 8 months to approximately 7 months during the quarter, with an average yield of 5.2%2 as of quarter end.

Emerging Market Currency and Debt Market Review
The first quarter of 2010 saw a continuation of the buoyant mood in markets that began in the second quarter of 2009. Once again, various indicators of risk appetite, such as the TED spread (the spread between interbank loans and short-term U.S. government debt) and the Volatility S&P 500® Index, pointed to sustained positive sentiment. Commodities such as gold, copper, and oil rallied, as did the stock markets in the United States and emerging markets.

The differentiated performance of the U.S. dollar against major currencies, such as the euro and the Japanese yen, on the one hand, and emerging market currencies on the other, continued. The euro suffered, as Greece’s fiscal woes were reflected in the widening credit default swaps; these concerns spilled over into Portugal and Spain as well.

The fact that many markets in Asia, Latin America, and even Eastern Europe performed strongly, in spite of the increasing noise surrounding Greece, is a sign of their vastly improved macroeconomic fundamentals. Impressive growth and industrial production numbers only confirmed the robustness of the revival and steady upturn in global trade. With China taking some steps to ease off from its rapid loan and fixed investment drive, it remains to be seen how well policymakers globally manage the shift to the next phase of the recovery. In the meantime, emerging markets are seeing inflation, and other issues that come with an economic recovery, come through sooner and in a more pronounced fashion. This means that monetary policy tightening through regulations, tolerance for currency strength, or through rate hikes (India, Israel, Malaysia) has already begun in emerging markets, in sharp contrast to developed markets.

What Helped and What Hurt LGI
Currency appreciation and inflation-linked bond positions in Turkey benefited performance, as capital flows held up despite political noise in February. The Mexican peso also appreciated sharply during the quarter, driven by improving U.S. growth/sentiment and perceived peso undervaluation. European exposure, specifically to Poland (due to regional growth outperformance, strong outlook for privatization, and other capital inflows) and Hungary, where the bond market rallied on the back of fiscal consolidation efforts under IMF auspices, were strong contributors, exhibiting no spillover effects from the debt situation in Greece. Asia was the top regional contributor, led by South Korea, Malaysia, Indonesia, and India.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Ugandan exposure hurt returns, as the central bank continued its intervention efforts aimed towards building foreign currency reserves and weakening the home currency on a trade-weighted basis; these actions steered the shilling down significantly. Weakness in the banking sector in Serbia was another detractor from performance.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Value at 3/31/10

LGI at Market Price	$12,490
LGI at Net Asset Value	14,051
MSCI World Index	12,675

Average Annual Total Returns*
Periods Ended March 31, 2010
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	74.49%	4.83%	3.82%
Net Asset Value	51.55	4.01	5.91
MSCI World Index	52.37	2.89	4.08

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2010 (unaudited)
Security	Value	Percentage of Net Assets

Microsoft Corp.	$9,553,728	5.7%
Diageo PLC Sponsored ADR	6,819,195	4.0
Johnson & Johnson	6,800,360	4.0
JPMorgan Chase & Co.	6,663,096	3.9
Heineken NV ADR	5,775,360	3.4
Cisco Systems, Inc.	5,737,012	3.4
HSBC Holdings PLC Sponsored ADR	5,546,145	3.3
BP PLC Sponsored ADR	5,541,497	3.3
The Home Depot, Inc.	5,353,925	3.2
United Technologies Corp.	5,071,729	3.0

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2010 (unaudited)

Description	Shares	Value

Common Stocks—91.1%
Finland—1.8%
Nokia Corp. Sponsored ADR	192,800	$2,996,112

France—6.8%
GDF Suez Sponsored ADR	75,981	2,944,264
Sanofi-Aventis ADR	105,200	3,930,272
Societe Generale Sponsored ADR	72,000	905,040
Total SA Sponsored ADR	64,000	3,713,280

Total France		11,492,856

Ireland—1.5%
CRH PLC Sponsored ADR	98,300	2,446,687

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,705,906

Japan—6.1%
Canon, Inc. Sponsored ADR	44,700	2,065,587
Hoya Corp. Sponsored ADR (c)	73,500	2,019,780
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	2,761,440
Nomura Holdings, Inc. ADR	332,600	2,437,958
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	1,043,900

Total Japan		10,328,665

Netherlands—3.4%
Heineken NV ADR	225,600	5,775,360

Singapore—2.9%
Singapore Telecommunications, Ltd. ADR (c)	217,400	4,902,370

Sweden—0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,291,234

Switzerland—12.0%
Credit Suisse Group AG Sponsored ADR	73,400	3,771,292
Nestle SA Sponsored ADR (c)	86,000	4,403,200
Novartis AG ADR	78,900	4,268,490
Roche Holding AG Sponsored ADR (c)	92,400	3,744,048
UBS AG (a)	107,587	1,751,516
Zurich Financial Services AG ADR	92,500	2,358,750

Total Switzerland		20,297,296

United Kingdom—16.9%
BP PLC Sponsored ADR (c)	97,100	5,541,497
Diageo PLC Sponsored ADR (c)	101,100	6,819,195
GlaxoSmithKline PLC Sponsored ADR	80,200	3,089,304
HSBC Holdings PLC Sponsored ADR	109,413	5,546,145
Tesco PLC Sponsored ADR (c)	153,200	3,041,020
Vodafone Group PLC Sponsored ADR	191,712	4,464,972

Total United Kingdom		28,502,133

United States—37.9%
Bank of New York Mellon Corp. (c)	103,600	3,199,168
Bristol-Myers Squibb Co.	42,693	1,139,903
Cisco Systems, Inc. (a), (c)	220,400	5,737,012
ConocoPhillips	32,900	1,683,493
Exxon Mobil Corp. (c)	56,900	3,811,162
General Electric Co.	116,300	2,116,660
International Business Machines Corp.	38,800	4,976,100
Johnson & Johnson (c)	104,300	6,800,360
JPMorgan Chase & Co. (c)	148,896	6,663,096
Mead Johnson Nutrition Co.	31,506	1,639,257
Microsoft Corp.	326,400	9,553,728
Oracle Corp.	184,300	4,734,667
Pfizer, Inc.	87,566	1,501,757
The Home Depot, Inc.	165,500	5,353,925
United Technologies Corp.	68,900	5,071,729

Total United States		63,982,017

Total Common Stocks
(Identified cost $155,751,850)		153,720,636

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Description	Principal Amount (000) (d)	Value

Foreign Government
Obligations—13.7%
Brazil—3.3%
Brazil NTN-F:
10.00%, 01/01/12	4,500	$2,527,151
10.00%, 01/01/13	5,795	3,109,037

Total Brazil		5,636,188

Egypt—3.7%
Egypt Treasury Bills:
0.00%, 05/11/10	1,200	215,950
0.00%, 07/13/10	1,900	336,203
0.00%, 08/03/10	11,025	1,939,607
0.00%, 08/31/10	8,125	1,418,289
0.00%, 09/28/10	7,875	1,363,765
0.00%, 10/12/10	5,350	922,831

Total Egypt		6,196,645

Ghana—1.1%
Ghana Government Bonds:
14.00%, 03/07/11	1,000	696,386
16.00%, 05/02/11	460	329,918
13.67%, 06/15/12	790	549,842
15.00%, 12/10/12	320	224,098

Total Ghana		1,800,244

Hungary—1.7%
Hungary Government Bonds:
8.00%, 02/12/15	297,150	1,622,634
6.75%, 02/24/17	233,760	1,195,141

Total Hungary		2,817,775

Kenya—0.1%
Kenya Treasury Bill,
0.00%, 04/05/10	17,300	223,570

Mexico—1.0%
Mexican Bonos:
8.00%, 12/19/13	8,180	697,074
8.00%, 12/17/15	11,500	971,344

Total Mexico		1,668,418

Poland—0.6%
Poland Government Bonds:
4.75%, 04/25/12	1,872	658,200
3.00%, 08/24/16	1,191	414,689

Total Poland		1,072,889

Romania—0.4%
Romania Government Bond,
11.25%, 10/25/12	1,720	624,624

Turkey—1.3%
Turkey Government Bond,
10.00%, 02/15/12	2,937	2,235,505

Uganda—0.5%
Uganda Government Bonds:
10.00%, 04/01/10	676,000	325,010
10.00%, 07/21/11	432,000	216,544
10.00%, 10/13/11	639,800	322,996

Total Uganda		864,550

Foreign Government Obligations
(Identified cost $21,527,038)		23,140,408

Description	Shares	Value

Short-Term Investment—4.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $7,459,003)	7,459,003	7,459,003

Total Investments—109.3%
(Identified cost $184,737,891) (b)		$184,320,047

Liabilities in Excess of Cash
and Other Assets—(9.3)%		(15,616,887)

Net Assets—100.0%		$168,703,160

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/05/10	2,816,735	$1,569,212	$1,583,903	$14,691	$—
CLP	06/24/10	430,534,500	807,000	821,690	14,690	—
CNY	05/10/10	12,311,040	1,832,000	1,803,500	—	28,500
CNY	05/10/10	2,953,900	439,568	432,730	—	6,838
CNY	05/10/10	1,018,948	151,000	149,270	—	1,730
CNY	05/10/10	792,149	117,000	116,045	—	955
CNY	08/24/10	1,564,144	232,000	229,425	—	2,575
CNY	03/17/11	14,581,257	2,193,000	2,155,448	—	37,552
COP	04/05/10	1,646,287,500	852,115	856,304	4,189	—
COP	04/19/10	1,607,970,000	806,000	836,110	30,110	—
COP	05/19/10	1,614,990,000	807,091	838,795	31,704	—
CZK	04/06/10	15,687,650	822,780	834,520	11,740	—
CZK	04/16/10	22,457,000	1,210,271	1,194,382	—	15,889
CZK	05/26/10	30,279,312	1,605,695	1,609,308	3,613	—
CZK	06/28/10	30,299,525	1,606,767	1,609,535	2,768	—
EUR	12/09/10	3,282,000	4,872,458	4,432,291	—	440,167
EUR	04/01/10	2,880,345	3,861,975	3,890,339	28,364	—
EUR	05/28/10	353,000	471,196	476,799	5,603	—
EUR	07/01/10	945,000	1,271,731	1,276,421	4,690	—
GHC	05/24/10	562,000	392,047	386,221	—	5,826
GHC	07/07/10	420,000	286,689	288,363	1,674	—
GHC	10/11/11	237,330	109,369	143,319	33,950	—
HUF	04/16/10	328,107,000	1,683,511	1,667,942	—	15,569
HUF	07/01/10	251,012,706	1,275,718	1,264,168	—	11,550
HUF	12/09/10	243,376,246	1,238,316	1,206,005	—	32,311
IDR	04/15/10	7,762,050,000	846,000	851,444	5,444	—
IDR	04/30/10	7,771,356,000	846,000	850,111	4,111	—
IDR	05/17/10	1,567,400,000	170,000	170,930	930	—
IDR	05/17/10	8,198,260,000	868,000	894,048	26,048	—
IDR	06/28/10	4,344,840,000	447,000	470,001	23,001	—
ILS	04/02/10	1,574,303	415,000	425,977	10,977	—
ILS	04/12/10	13,507,351	3,585,848	3,654,636	68,788	—
ILS	05/03/10	1,335,000	360,003	361,138	1,135	—
ILS	05/11/10	4,729,528	1,212,326	1,279,307	66,981	—
INR	04/13/10	43,476,300	951,133	967,815	16,682	—
INR	04/29/10	47,700,360	1,044,000	1,060,382	16,382	—
INR	05/04/10	17,777,000	391,176	395,014	3,838	—
INR	05/04/10	18,358,560	396,000	407,936	11,936	—
INR	05/24/10	37,769,600	814,000	837,688	23,688	—
KES	04/06/10	58,304,140	757,000	754,063	—	2,937
KES	04/08/10	33,611,240	436,000	434,702	—	1,298
KES	04/16/10	57,884,250	753,211	748,627	—	4,584
KES	04/26/10	35,048,800	454,000	453,289	—	711

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KES	04/26/10	47,474,480	$614,000	$613,991	$—	$9
KES	06/07/10	89,665,500	1,155,483	1,159,600	4,117	—
KRW	04/02/10	474,208,000	406,000	419,115	13,115	—
KRW	04/08/10	766,350,000	655,000	677,239	22,239	—
KRW	04/20/10	1,060,741,350	939,000	936,965	—	2,035
KRW	04/29/10	734,045,200	634,000	648,166	14,166	—
KRW	04/30/10	517,540,000	452,000	456,973	4,973	—
KRW	05/10/10	360,328,800	312,000	318,040	6,040	—
KRW	05/20/10	1,061,727,300	939,000	936,771	—	2,229
KRW	07/02/10	436,898,000	385,000	384,870	—	130
KRW	08/03/10	1,034,662,650	889,000	910,354	21,354	—
MXN	04/16/10	5,706,940	433,000	461,131	28,131	—
MXN	05/03/10	8,602,814	652,000	693,958	41,958	—
MXN	05/05/10	2,714,608	208,000	218,935	10,935	—
MXN	05/05/10	11,463,998	842,000	924,577	82,577	—
MXN	05/10/10	13,151,936	1,036,132	1,060,152	24,020	—
MXN	05/10/10	5,227,200	396,000	421,354	25,354	—
MYR	04/05/10	2,621,630	773,000	803,688	30,688	—
MYR	04/22/10	1,712,191	516,000	524,403	8,403	—
MYR	05/04/10	2,757,720	804,000	844,070	40,070	—
MYR	05/24/10	2,911,409	875,612	890,214	14,602	—
MYR	06/07/10	2,470,285	755,000	754,804	—	196
MYR	06/25/10	3,377,953	1,011,000	1,031,021	20,021	—
PHP	04/05/10	42,263,360	932,451	935,237	2,786	—
PHP	04/05/10	30,475,405	661,000	674,384	13,384	—
PHP	04/05/10	42,263,360	914,000	935,237	21,237	—
PHP	04/16/10	36,313,200	792,000	802,679	10,679	—
PHP	04/30/10	35,925,120	792,000	792,874	874	—
PHP	05/19/10	20,148,000	438,000	443,720	5,720	—
PHP	05/27/10	36,012,240	792,000	792,379	379	—
PLN	04/16/10	9,095,000	3,186,867	3,181,108	—	5,759
PLN	04/16/10	1,372,635	468,556	480,099	11,543	—
RON	04/13/10	2,530,808	890,565	834,447	—	56,118
RON	04/21/10	1,108,413	385,951	365,190	—	20,761
RON	06/16/10	2,589,800	865,112	848,435	—	16,677
RON	10/19/10	1,429,085	497,367	461,764	—	35,603
RSD	04/06/10	17,617,000	240,276	238,091	—	2,185
RSD	04/08/10	17,395,000	245,831	234,940	—	10,891
RSD	04/08/10	14,121,150	192,820	190,723	—	2,097
RSD	04/16/10	8,397,990	114,978	113,134	—	1,844
RSD	05/10/10	15,669,000	215,983	209,520	—	6,463
RUB	04/26/10	33,992,492	1,147,000	1,151,857	4,857	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RUB	05/25/10	13,872,440	$464,000	$468,941	$4,941	$—
TRY	04/09/10	4,154,275	2,675,000	2,733,548	58,548	—
TWD	12/22/10	24,992,790	807,000	806,073	—	927
TWD	03/22/11	24,823,320	807,000	806,113	—	887
UGX	04/06/10	749,567,000	364,000	359,919	—	4,081
UGX	04/07/10	328,559,000	156,323	157,731	1,408	—
UGX	04/09/10	578,683,000	282,147	277,692	—	4,455
UGX	04/09/10	392,078,000	190,932	188,146	—	2,786
UGX	04/15/10	390,027,000	187,693	186,929	—	764
UGX	04/20/10	792,366,000	403,651	379,365	—	24,286
UGX	04/30/10	760,035,000	364,089	363,132	—	957
UGX	05/17/10	457,386,000	218,114	218,118	4	—
VND	04/19/10	5,102,550,000	261,000	266,141	5,141	—
ZMK	04/06/10	941,597,000	200,267	201,072	805	—
ZMK	04/12/10	999,966,000	214,908	213,405	—	1,503
ZMK	04/16/10	2,626,296,000	563,232	560,254	—	2,978
ZMK	04/26/10	3,525,840,000	747,000	751,378	4,378	—
ZMK	05/06/10	748,129,000	159,703	159,703	—	—
ZMK	05/10/10	668,716,000	142,888	142,289	—	599
ZMK	05/10/10	923,407,000	196,190	196,482	292	—
ZMK	05/11/10	3,294,433,000	703,939	700,908	—	3,031
ZMK	05/12/10	2,313,427,000	494,798	492,138	—	2,660

Total Forward Currency Purchase Contracts			$85,320,064	$85,525,627	$1,027,466	$821,903

Forward Currency Sale Contracts open at March 31, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/05/10	2,816,735	$1,546,000	$1,583,903	$—	$37,903
BRL	05/04/10	2,876,958	1,593,000	1,608,109	—	15,109
CNY	05/10/10	7,678,296	1,128,000	1,124,828	3,172	—
CNY	05/10/10	9,397,741	1,382,631	1,376,718	5,913	—
COP	04/05/10	1,646,287,500	858,000	856,304	1,696	—
COP	05/05/10	1,650,981,500	853,000	858,142	—	5,142
EUR	04/06/10	605,000	822,780	817,144	5,636	—
EUR	04/16/10	880,045	1,210,271	1,188,646	21,625	—
EUR	05/26/10	1,189,000	1,605,695	1,605,986	—	291
EUR	06/28/10	1,189,000	1,606,767	1,605,995	772	—
EUR	04/16/10	1,222,000	1,683,511	1,650,511	33,000	—
EUR	07/01/10	934,766	1,275,718	1,262,598	13,120	—
EUR	12/09/10	886,132	1,238,316	1,196,708	41,608	—
EUR	04/16/10	353,017	468,556	476,807	—	8,251

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2010 (unaudited)

Forward Currency Sale Contracts open at March 31, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	04/16/10	2,321,515	$3,186,867	$3,135,587	$51,280	$—
EUR	04/13/10	602,000	890,565	813,097	77,468	—
EUR	04/21/10	247,000	385,951	333,616	52,335	—
EUR	06/16/10	625,103	865,112	844,333	20,779	—
EUR	10/19/10	307,000	497,367	414,612	82,755	—
EUR	04/06/10	174,599	240,276	235,822	4,454	—
EUR	04/08/10	141,000	192,820	190,442	2,378	—
EUR	04/08/10	175,000	245,831	236,364	9,467	—
EUR	04/16/10	83,591	114,978	112,904	2,074	—
EUR	05/10/10	155,725	215,983	210,336	5,647	—
EUR	04/01/10	92,104	124,500	124,401	99	—
EUR	04/01/10	2,788,241	3,776,672	3,765,939	10,733	—
EUR	04/30/10	2,880,345	3,861,967	3,890,431	—	28,464
EUR	05/28/10	1,665,000	2,230,392	2,248,923	—	18,531
EUR	06/24/10	1,717,216	2,314,000	2,319,462	—	5,462
HUF	12/09/10	917,154,900	4,872,458	4,544,789	327,669	—
ILS	04/02/10	1,574,303	424,626	425,976	—	1,350
ILS	05/11/10	4,729,528	1,138,000	1,279,307	—	141,307
INR	04/13/10	17,357,520	372,000	386,391	—	14,391
JPY	04/30/10	35,097,434	393,000	375,464	17,536	—
JPY	04/30/10	40,250,419	452,000	430,590	21,410	—
JPY	05/10/10	7,732,776	85,445	82,728	2,717	—
JPY	05/10/10	33,118,862	372,000	354,316	17,684	—
JPY	06/21/10	117,593,608	1,298,000	1,258,353	39,647	—
JPY	09/24/10	131,279,049	1,456,035	1,405,980	50,055	—
KES	04/06/10	58,304,140	755,235	754,063	1,172	—
KES	04/08/10	33,611,240	435,379	434,702	677	—
KRW	04/02/10	474,208,000	419,282	419,115	167	—
MXN	05/05/10	14,139,000	1,106,251	1,140,318	—	34,067
MXN	05/10/10	8,521,479	687,000	686,900	100	—
MYR	04/05/10	2,621,630	802,949	803,688	—	739
PHP	04/05/10	42,263,360	932,451	935,237	—	2,786
PHP	04/05/10	72,738,765	1,607,487	1,609,621	—	2,134
UGX	04/06/10	749,567,000	360,369	359,919	450	—
ZMK	04/06/10	941,597,000	201,196	201,072	124	—

Total Forward Currency Sale Contracts			$54,586,689	$53,977,197	925,419	315,927

Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts					$1,952,885	$1,137,830

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2010 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $184,737,891, aggregate gross unrealized appreciation was $23,848,720, aggregate gross unrealized depreciation was $24,266,564, and the net unrealized depreciation was $417,844.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
BRL	—	Brazilian Real	KRW	—	South Korean Won
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CNY	—	Chinese Renminbi	MYR	—	Malaysian Ringgit
COP	—	Colombian Peso	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
EUR	—	Euro	RON	—	New Romanian Leu
GHC	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	RSD	—	Serbian Dinar
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	TWD	—	New Taiwan Dollar
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	VND	—	Vietnamese Dong
KES	—	Kenyan Shilling	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Alcohol & Tobacco	7.4%
Banking	12.3
Computer Software	8.5
Energy Integrated	9.7
Financial Services	4.4
Food & Beverages	3.6
Gas Utilities	1.7
Housing	1.4
Insurance	1.4
Manufacturing	4.3
Pharmaceutical & Biotechnology	14.5
Retail	5.0
Semiconductors & Components	2.4
Technology Hardware	8.9
Telecommunications	5.6

Subtotal	91.1
Foreign Government Obligations	13.7
Short-Term Investment	4.5

Total Investments	109.3%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2010 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America (“GAAP”) also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2010 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2010

Assets:
Common Stocks*	$153,720,636	$—	$—	$153,720,636
Foreign Government Obligations	—	21,894,914	1,245,494	23,140,408
Short-Term Investment	—	7,459,003	—	7,459,003
Other Financial Instruments**
Forward Currency Contracts	—	1,952,885	—	1,952,885

Total	$153,720,636	$31,306,802	$1,245,494	$186,272,932

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,137,830)	$—	$(1,137,830)

*	Please refer to the Notes to Portfolio of Investments, on page 13, for portfolio holdings by industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended March 31, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of March 31, 2010	Net Change in Unrealized Appreciation from Investments Still Held at March 31, 2010

Foreign
Government
Obligations	$1,490,542	$13,394	$(159,563)	$195,858	$204,574	$(499,311)	$—	$—	$1,245,494	$17,033
Supranationals	664,021	1,509	(180,270)	177,396	—	(662,656)	—	—	—	—

Total	$2,154,563	$14,903	$(339,833)	$373,254	$204,574	$(1,161,967)	$—	$—	$1,245,494	$17,033

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy.

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Effective May 11, 2010, the portfolio management team responsible for the Global Equity portfolio of the Fund is comprised of: Michael G. Fry, Michael Powers and Andrew Lacey. A biography for Mr. Fry, which was not previously included in the Fund’s prospectus, is set forth below.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (69)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles L. Carroll (49)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (65)	Director

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (66)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (50)	Director	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (37)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.